Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) is the type of information that the registrant treats as private or confidential. Double asterisks denote omissions.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE		PAGE 1	OF PAGES 4
2. AMENDMENT/MODIFICATION NO. P00008	3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE NO.	5. PROJECT NO. *(If applicable)*
6. ISSUED BY CODE ASPR-BARDA		7. ADMINISTERED BY *(If other than Item 6)* CODE ASPR-BARDA02	

6. ISSUED BY:
ASPR-BARDA
200 Independence Ave., S.W.
Room 640-G
Washington DC 20201

7. ADMINISTERED BY:
ASPR-BARDA
200 Independence Ave., SW, Rm G640
Washington DC 20201

8. NAME AND ADDRESS OF CONTRACTOR *(No., Street, county, State and ZIP Code)*
EMERGENT MANUFACTURING OPERATIONS BALTIMORE LLC
5901 E LOMBARD ST
BALTIMORE MD 212246824

CODE 1410445 | FACILITY CODE

(X) 9A. AMENDMENT OF SOLICITATION NO.

9B. DATED *(SEE ITEM 11)*

X 10A. MODIFICATION OF CONTRACT/ORDER NO.
HHSO100201200004I
75A50120F33007

10B. DATED *(SEE ITEM 13)*
05/24/2020

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA *(If required)*
See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: *(Specify authority)* THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES *(such as changes in paying office, appropriation date, etc.)* SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: MUTUAL AGREEMENT OF THE PARTIES.
	D. OTHER *(Specify type of modification and authority)*

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION *(Organized by UCF section headings, including solicitation/contract subject matter where feasible.)*

Tax ID Number: [**]
DUNS Number: [**]
The purpose of this modification is to terminate the task order for convenience of the Government.
On the effective date of this modification the following changes to the task order are made:
1. B.1.1. The total fixed price of this task order (sum of Task 1, Task 2, Task 3) is reduced from $650,795,445 by $179,903,905 to $470,891,540.
2. B.1.2. The total fixed price of Task 1: Capacity Reservation is reduced from
Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER *(Type or print)*	16A. NAME AND TITLE OF CONTRACTING OFFICER *(Type or print)*
Adam Havey EVP, COO	Jeffrey R. Schmidt

15B. CONTRACTOR/OFFEROR /s/ Adam Havey (Signature of person authorized to sign) 15C. DATE SIGNED Nov 1, 2021 16B. UNITED STATES OF AMERICA /s/ Jeffrey R. Schmidt (Signature of Contracting Officer) 16C. DATE SIGNED Nov 1, 2021 Previous edition unusable STANDARD FORM 30 (REV. 11/2016) Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET
REFERENCE NO. OF DOCUMENT BEING CONTINUED
HHSO100201200004I/75A50120F33007/P00008
PAGE 2 OF 4

NAME OF OFFEROR OR CONTRACTOR
EMERGENT MANUFACTURING OPERATIONS BALTIMORE LLC 1410445

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

$542,480,000 by $[**] to $[**]. The amount is reduced as follows:

-Reduced - Baltimore, MD Bayview Areas [**] Reservation: $[**] per month from April 1, 2021 through December 31, 2021 totaling $[**].

-Reduced - Rockville New Line $[**] per month from [**] through [**] totaling $[**].
- Reduced - Credit for personnel totaling $[**].
-Increased - Decontamination and decommissioning of Bayview Area [**] totaling $[**].

3. B.1.3. The total fixed price of Task 2: Pharmaceutical Manufacturing Capacity Expansion remains unchanged at $85,500,000.

4. B.1.4. The total fixed price of Task 3: Janssen Equipment is reduced from $22,815,445 by $[**] to $[**] based on the Emergent procurement order value and agreed upon material and handling (M&H) fee of [**]%.

B.2. Task 1 Payment Schedule is revised as follows:

Following delivery and acceptance of the work described in SECTION C.3 and the deliverables described in SECTION F, and on submission of a proper invoice, the Government will pay the Contractor as follows:

Item Description	Reporting Period	Due Date	Unit Price
Monthly Report #1	05/13/2020 - 05/31/2020	06/15/2020	$27,137,500
Monthly Report #2	06/01/2020 - 06/30/2020	07/15/2020	$27,137,500
Monthly Report #3	07/01/2020 - 07/31/2020	08/15/2020	$27,137,500
Monthly Report #4	08/01/2020 - 08/31/2020	09/15/2020	$27,137,500
Monthly Report #5	09/01/2020 - 09/30/2020	10/15/2020	$27,137,500
Monthly Report #6	10/01/2020 - 10/31/2020	11/15/2020	$27,137,500
Monthly Report #7	11/01/2020 - 11/30/2020	12/15/2020	$27,137,500
Monthly Report #8	12/01/2020 - 12/31/2020	01/15/2021	$27,137,500
Monthly Report #9	01/01/2021 - 01/31/2021	02/15/2021	$27,137,500
Monthly Report #10	02/01/2021 - 02/28/2021	03/15/2021	$26,867,500
Close Out Report	[**] - [**]	[**]	$[**]*
New Task 1 Total =	$[**]		

*Represents remainder of amounts due under Task 1.

6. F.1. Period of Performance is revised as follows:

The period of performance of this task order shall be from May 13, 2020 through November 1, 2021.

The Government and Contractor agree to the following:

1. Termination Settlement and Amount of Contractor's Release:

Continued ...

NSN 7540-01-152-8067
OPTIONAL FORM 336 (4-86)
Sponsored by GSA FAR (48 CFR) 53.110

CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201200004I/75A50120F33007/P00008 PAGE 3 OF 4 NAME OF OFFEROR OR CONTRACTOR EMERGENT MANUFACTURING OPERATIONS BALTIMORE LLC 1410445 ITEM NO. (A) SUPPLIES/SERVICES (B) QUANTITY (C) UNIT (D) UNIT PRICE (E) AMOUNT (F) -Task 1 fees outstanding: $[**]; Pending invoices for Task 1 will be replaced with a new invoice in the aforementioned amount. - Task 2 Rockville CQV Milestone Payment of $[**] remains unchanged and is immediately billable to the Government; Pending invoice for Task 2 in the amount of $[**] remains payable to Contractor by Government. -Task 3 Janssen Equipment balance of $[**] is immediately billable to the Government. The contractor shall provide to the Government executed purchase orders for each piece of equipment invoiced for under Task 3. -No additional billable or creditable amounts are due to Government or Contractor other than those specifically provided herein. All amounts due Contractor have been invoiced or will be invoiced no later than [**] and payment will be made by Government no later than [**]. 2. Contractor's Due Diligence: -Emergent will comply with appropriate requirements under authority under FAR 49.104 Duties of Prime Contractor after Receipt of Notice of Termination, as instructed by the Termination Contracting Officer (TCO). Period of Performance: 05/13/2020 to 11/01/2021 NSN 7540-01-152-8067 OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110